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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21253

The Pennsylvania Avenue Funds
(Exact name of registrant as specified in charter)

4201 Massachusetts Ave NW	Washington, DC	20016

(Address of principal executive offices)		(Zip code)

-
(Name and address of agent for service)

Registrant's telephone number, including area code:		(202) 364-8395

Date of fiscal year end:	December 31, 2004

Date of reporting period:	December 31, 2003 to December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.

Item 1. Reports to Stockholders.

Pennsylvania Avenue Event-Driven Fund
A Series Of The Pennsylvania Avenue Funds

Annual Report

December 31, 2004

The Pennsylvania Avenue Funds
P.O. Box 9543
Washington, DC 20016
1 (888) 642 6393
www.PennAveFunds.com

The Pennsylvania Avenue Funds
---------------------
P.O. Box 9543  t  Washington, D.C. 20016  t  U.S.A.

February 2005

Dear Shareholder,

            I am pleased to report that the Pennsylvania Avenue Event-Driven Fund has returned 26.85% for its Investor Class Shares during the year 2004, whereas the S&P Index returned 10.88% over the same period. The Fund did not employ leverage during the period.

            During the year, the Fund invested primarily in stocks undergoing mergers, and to a lesser extent in distressed securities and proxy fights. The Fund did not engage in capital structure arbitrage, which in my opinion is not a viable option at the Fund's current size. For its merger arbitrage strategy, the Fund invested only in cash transactions where a buyer pays a fixed dollar amount for the shares of the acquired company. Buyouts of this type generally are considered riskier than stock-for-stock transactions, in which the purchasing company exchanges its shares for those of the target. However, I believe we are going through a unique constellation of circumstances that make these transactions much safer than they have been historically:

  Interest rates remain low, which makes a cash transaction more attractive for potential buyers than a stock-for-stock transaction. Moreover, many companies have improved their balance sheets over the last three years and are in a position to take on additional debt.
  Capital flows into private equity funds are reported to have reached records highs as investors seek alternatives to traditional investment vehicles. These funds are financial buyers who have to put the proceeds of their offerings to work in order for their sponsors to collect management fees.
  Numerous hedge funds have entered the merger arbitrage sector. Many of these funds committed themselves to restricting the fraction of their portfolio that can be invested in cash mergers. Therefore, they are not able to take full advantage of the growth of cash mergers. I find it ironic that hedge fund managers, who like to boast about the absence of regulation of their business as well as their ability to exploit market inefficiencies, may inadvertently have created new inefficiencies themselves. The thought that a portfolio of investments is only as safe as the riskiest investment it contains has long been superseded by theories of diversification; restricting risky mergers to only a fraction of a fund's portfolio effectively reintroduces the prudent man rule of yesteryear.
  The last point also applies to the timing of an investment in a merger. Many merger arbitrage players restrict themselves to transactions in which a definitive agreement has been signed by both parties. The Fund derives a competitive advantage by investing in merger candidates early, often shortly after a firm announced its intention to "seek strategic alternatives, including the sale of the company." Activist investors take a stake in a firm long before the company signs a merger agreement, and benefit from the substantial appreciation of their investment before the whole firm is sold off. Similarly, by investing in a proxy fight shortly after it is announced, the Fund can participate in much of the upside long before a merger agreement is signed, and can make a better return than by waiting until after the signing of a merger agreement. Clearly, such transactions are risky if considered by themselves, and can introduce unpleasant volatility into daily returns. In the long run, however, I believe that the incremental return should continue to more than compensate the Fund for the additional risk.

  I would even argue that stock-for-stock transactions suffer from an adverse selection bias, since buyers who offer stock as payment for a merger may be more likely to be too weak financially to make a cash offer. These transactions are therefore more risky, particularly if a bidding war is triggered. In a bidding war, arbitrage investors who shorted the original buyer's stock may rush to cover their shorts and cause a short squeeze. Although the bidding war risk has always been a factor in risk arbitrage, I believe that it is more acute in today's environment where more financial buyers compete with industry buyers.

            Overall, these factors lead to an imbalance between supply of mergers and demand from investors. It is not surprising that the best returns this year could be achieved in cash transactions. Due to its small size, the Fund was able to invest in smaller companies whose market capitalization is below $100 million. Most larger arbitrage players stay away from such mergers because these stocks have insufficient liquidity to allow them to allocate a substantial fraction of their portfolio. However, liquidity is fully sufficient for the Fund which, due to its size, invests only a modest amount compared to larger competitors.

            An unusually large number of large transactions, often stock for stock, collapsed or fell temporarily into trouble. Hewlett-Packard's purchase of Compaq is one such example. Wellpoint/ Anthem was held up by regulators in California. As we stayed clear of most of these large stock-for-stock transactions, we managed to avoid much of the downside that other merger arbitrage investors experienced. Lockheed's proposal to acquire Titan is an exception: the Fund acquired a stake after Lockheed cut the original buyout price. However, as Titan became embroiled in a government inquiry, Lockheed eventually withdrew its bid. The Fund suffered temporarily a loss of up to 40% on its investment in Titan, although it had recovered somewhat by the time it was divested.

            Of the cash transactions that we did pursue, many were management buyouts. Unfortunately, transactions of this type are prone to conflicts of interest because the executives who buy out public shareholders sometimes stand to make significant personal gains from a buyout. We were three times in a position where we had to take legal action to try to secure our rights:

            I described the action taken in the buyout of United States Exploration (former Ticker: UXP) and OneSource Information (former Ticker: ONES) in the Fund's most recent semi-annual report.  U.S. Exploration revised its earnings upwards after agreeing to a buyout by its management team. We were unable to block the transaction under Colorado law and eventually withdrew our suit. OueSource Information adopted a poison pill to lock in a particular buyer, who subsequently lowered the buyout price. After we filed suit to block the transaction, the company's board found another buyer who launched a successful tender offer approximately 5% higher than the revised bid. Unisource Energy (ticker UNS), which was subject to a bid by a consortium including prominent buyout firms, also restated its earning upward without seeking a higher price from its buyers. This is similar to the situation we faced with U.S. Exploration, and as in that case, we filed a lawsuit to block the transaction. After the Arizona Corporations Commission, the relevant regulator for this utility, determined that the buyout was not in the interest of consumers, the buyers backed out of the transaction, rendering our lawsuit moot. At the time of writing, the stock has since risen well above the proposed buyout price of $25.25. Clearly, the market vindicates the analysis that the transaction would have been unfavorable to shareholders.

            As I indicated in the semi-annual report, I prefer to avoid taking legal actions against companies, but will do so if it is in the best interest of the Fund and its investors. In the small company segment of the market in particular, there are few activist investors, and the courts are sometimes the only recourse available to small investors.

            Although the Fund achieved most of its returns from merger and proxy fight investments, I want to discuss briefly distressed securities. The Fund has a small portion of its portfolio allocated to this sector. Availability of bonds in the small size appropriate for the Fund generally is problematic, and I have therefore focused much less on this area than merger arbitrage. Moreover, there are few attractive distressed securities available at the moment. Most distressed situations simply are bad businesses whose problems may not be solved through a financial restructuring. The distressed investment we have now are all in the late stages of their restructuring where it is easier to forecast the outcome of a reorganization.

            A "near"-bankruptcy in which the Fund invested was Delta Airlines. This was a short-term investment where the market underestimated the determination of the pilots' union to make concessions. After Delta announced in September that a tentative deal had been achieved, the bonds remained at a depressed level for several weeks until the final agreement was announced, at which point they appreciated substantially. This position alone contributed almost one third of the realized capital gains that were distributed at the end of the year.

            However, also in the airline sector, our position in a subordinate tranche of an equipment trust certificate backed by airplane leases to United has performed poorly, but its impact has been limited as it only represents a small fraction of the overall portfolio.

            I anticipate that until the Fund's assets grow significantly larger, distressed securities will remain a small portion of the Fund's investments as they are more difficult to trade in the size appropriate for the Fund. This will likely change as the Fund grows to an adequate size. The adjacent chart shows the composition of the portfolio by investment strategy. Note that there is overlap between proxy fight investments and merger arbitrage.

            Containment of brokerage execution cost was another factor that helped the Fund achieve a high return. The Fund does not participate in any so-called soft dollar programs. These are arrangements whereby an brokerage firm uses a fraction of the commissions paid by a fund to pay for products and services used by that fund's investment adviser. As a result, commission expense is increased, and the adviser has an incentive to engage in excessive trading in order to generate commissions. Furthermore, some funds are said to direct trades to certain brokerage firms that are selling the fund to their clients, which may also contribute to increased trading costs. More importantly, all equity orders are submitted electronically, eliminating the need for voice brokers and allowing the Fund to obtain low commission rates. As a result, the Fund's average commission for equity trades was only 0.7 cents/share last year. This compares favorable to average commissions paid by mutual funds in the range of 5.1 to 5.5 cents/share(*). Due to the Fund's small size, the impact of its trading activity on stock prices is negligible.

            Finally, the Fund's availability has improved over the last year. While a direct investment with the Fund was the only option at the beginning of the year, several brokerage firms now distribute the Fund. You can now invest through Ameritrade, Penson and brokers clearing through Penson, as well as DataLynx/TrustLynx. The Fund is in the process of further expanding its distribution channels.

            To date, all investments in the Fund have been in the Investor Class shares. The majority of shareholders have invested directly with the Fund. As we add more distribution channels in 2005, we may well see interest from the brokerage community in offering Adviser Class shares to their clients.

I with you a happy and prosperous year 2005.

Yours sincerely,

Thomas Kirchner, CFA

President & Portfolio Manager

Please remember that the information contained in this letter is intended for shareholders or potential shareholders of the Pennsylvania Avenue Funds. Opinions expressed by the Portfolio Manager should not be construed as statements of facts, and do not necessarily reflect the opinion of all trustees and officers. As the investment environment changes, so could the opinions of the Portfolio Manager. Nothing herein constitutes investment advice.

(*) Data from Greenwich Associates cited in testimony to the House Committee on Financial Services by Harold Bradley of American Century Management, March 12, 2003. Available at http://financialservices.house.gov/media/pdf/031203hb.pdf

PENNSYLVANIA AVENUE EVENT-DRIVEN FUND,
A SERIES OF THE PENNSYLVANIA AVENUE FUNDS
Top Ten Holdings, Asset Allocation And Graph
December 31, 2004

Top 10 Holdings (% of Net Assets)		Asset Allocation (% of Net Assets)
Del Laboratories Inc	10.17%	Short Term Investments	24.36%
Mirant Corp BD (Dflt) 2.5% 6-15-21	3.80%	Services	22.36%
Cornell Companies Inc	3.63%	Consumer Non-Cyclical	15.61%
Chalone Wine Group Ltd	3.39%	Technology	9.69%
Stelmar Shipping Ltd	3.17%	Bonds	7.90%
Federal Mogul NT (Dflt) 8.80% 4-15-07	2.98%	Consumer Cyclical	3.81%
Grey Global Group	2.93%	Financial	3.65%
Metro-Goldwyn-Mayer Inc	2.84%	Communication Services	3.55%
Dupont Photomasks Inc	2.81%	Transportation	3.17%
Hammons John Q Hotels Inc	2.69%	Capital Goods	3.13%
	38.41%	Basic Materials	2.00%
		Healthcare	1.63%
		Utilities	1.28%
		Information Technology	0.28%
		Energy	0.00%
		Other Assets and Liabilities	-2.42%
			100.00%

Past performance does not predict future performance. The graph and table do not reflect the deduction of taxes that you would pay on fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The total return of the S&P 500 Index assumes daily reinvestment of dividends. Because no assets were allocatable to the Adviser Class during the year, Adviser Class returns are derived from Investor Class returns and adjusted by the difference in expenses.

(*) Adviser Class reflects 5% sales load

Annualized Return	Investor Class	Adviser Class (*)
For 2004	26.85%	20.27%
Since inception	28.03%	22.03%

PENNSYLVANIA AVENUE EVENT-DRIVEN FUND,
A SERIES OF THE PENNSYLVANIA AVENUE FUNDS
Schedule of Investments
December 31, 2004

Common Stocks - 70.16%
Shares	Name	Value
Capital Goods - 3.13%
300	Layne Christensen Co (*)	$ 5,445
1,600	SI Technologies Inc (*)	6,320
	Total Capital Goods	11,765

Consumer Cyclical - 3.81%
350	Safety Components International Inc (*)	4,883
500	Steven Madden Ltd (*)	9,430
	Total Consumer Cyclical	14,313

Consumer Non-Cyclical - 15.61%
1,100	Del Laboratories Inc (*)	38,225
400	Dixon Ticonderoga Co (*)	2,776
900	Chalone Wine Group Ltd (*)	12,744
500	Security Capital Corp (*)	4,945
	Total Consumer Non-Cyclical	58,690

Communication Services - 3.55%
5,000	Cypress Communications Holding Co Inc (*)	6,750
117	MCI Inc	2,359
800	New Skies Satellites NV Payment Right (*)	328
10,000	Travis Boats & Motors Inc (*)	3,900
	Total Communication Services	13,337

Technology - 9.69%
400	Dupont Photomasks Inc (*)	10,564
3,000	Electronic Systems Technology Inc	2,310
1,000	Merrimac Industries Inc (*)	9,040
500	Midway Games Inc (*)	5,270
2,000	Nortem NV (*)	9,240
	Total Technology	36,424

Information Technology - .28%
1,100	Information Resources Contingent Pymt Rts (*)	1,045
	Total Information Technology	1,045

Healthcare - 1.63%
200	NeighborCare Inc (*)	6,144
	Total Healthcare	6,144

See accompanying notes to the financial statements.

PENNSYLVANIA AVENUE EVENT-DRIVEN FUND,
A SERIES OF THE PENNSYLVANIA AVENUE FUNDS
Schedule of Investments (continued)
December 31, 2004

Shares	Name	Value
Financial - 3.65%
300	Gold Banc Corporation Inc	$ 4,386
700	Sobieski Bancorp Inc (*)	4,480
150	Wells Financial Corp	4,875
	Total Financial	13,741

Services - 22.36%
900	Cornell Companies Inc (*)	13,635
1,500	Earl Scheib Inc (*)	5,085
10	Grey Global Group	11,000
400	Hollywood Entertainment Corp (*)	5,236
5,000	I-MANY INC (*)	7,500
500	Hammons John Q Hotels Inc (*)	10,125
900	Metro-Goldwyn-Mayer Inc	10,683
4,000	PDS Gaming Corporation (*)	3,516
3,000	Quality Dining Inc (*)	9,480
600	Sands Regent (*)	7,800
	Total Services	84,060

Transportation - 3.17%
250	Stelmar Shipping Ltd	11,927
	Total Transportation	11,927

Utilities - 1.28%
200	Unisource Energy Corp (Holding Co)	4,820
	Total Utilities	4,820

Basic Materials - 2.00%
1,500	General Bearing Corp (*)	7,501
	Total Basic Materials	7,501

Energy - 0.00%
200	Petrocorp Inc ESCROW	-
	Total Energy	-

	Total Common Stocks (Cost $244,409)	$ 263,767

See accompanying notes to the financial statements.

PENNSYLVANIA AVENUE EVENT-DRIVEN FUND,
A SERIES OF THE PENNSYLVANIA AVENUE FUNDS
Schedule of Investments (continued)
December 31, 2004

Bonds - 7.90%
Princ. Amt.	Name	Value
35,000	Federal Mogul NT (Dflt) 8.80% 4-15-07 (*)	$ 11,200
1,000	MCI INC NOTE 5.908% DUE 5−1−07	1,022
1,000	MCI INC NOTE 6.688% DUE 5−1−09	1,035
1,000	MCI INC NOTE 7.735% DUE 5−1−14	1,075
20,000	Mirant Corp BD (Dflt) 2.5% 6-15-21 (*)	14,300
3,928	UAL EETC Ser. 00-2 7.811% 12/2011	1,100
	Total Bonds (Cost $25,612)	29,732

Short-Term Investments - 24.36%
Shares	Name
91,603	Prime Obligation Fund ISS	91,603
	Total Short Term Investments (Cost $91,603)	91,603

Total Investments - 102.42% (Cost: $361,624)		385,102

Other Assets Less Liabilities - Net: -2.42%		(9,109)

Net Assets - 100.00%		$ 375,993

 (*) Non-income producing securities during the year.

See accompanying notes to the financial statements.

PENNSYLVANIA AVENUE EVENT-DRIVEN FUND,
A SERIES OF THE PENNSYLVANIA AVENUE FUNDS
Statement of Assets and Liabilities
December 31, 2004

Assets
Investments in securities, at value
` Acquisition cost - $361,624
At value (note 1)	$385,102
Receivable from Advisor	2,387
Receivable Interest	120
Total Assets	387,609

Liabilities
Payable for investment securities purchased	9,455
Accrued Expenses	2,161
Total Liabilities	11,616

Net assets	$ 375,993

Net assets consist of
Paid in capital	$ 352,515
Net unrealized appreciation of investments	23,478
Net assets	$ 375,993

Shares outstanding	31,308

Net Asset Value	$ 12.01

See accompanying notes to the financial statements

PENNSYLVANIA AVENUE EVENT-DRIVEN FUND,
A SERIES OF THE PENNSYLVANIA AVENUE FUNDS
Statement of Operations
For the Year Ended December 31, 2004

Investment Income
Dividends	$ 447
Interest	1,503
Total income	1,950

Expenses
Custody fees	5,600
Accounting	5,259
Insurance	1,408
Management fee	2,084
Postage and printing	837
Trustee fees	792
Filing and registration fees	3,000
Bank charges	20
12b-1 fee	46
Miscellaneous expenses	181
Total Expenses	19,227
Less expense reimbursement, payments and waivers from Advisor	(16,141)
Net expenses	3,086

Net investment income (loss)	(1,136)

Realized and unrealized gain on investments (Note 4)

Net realized gain on investments	37,526
Net change in unrealized appreciation on investments	18,100

Net realized and unrealized gain on investments	55,626

Net increase in net assets resulting from operations	$ 54,490

See accompanying notes to the financial statements.

PENNSYLVANIA AVENUE EVENT-DRIVEN FUND,
A SERIES OF THE PENNSYLVANIA AVENUE FUNDS
Statement of Changes in Net Assets

From Operations	For The Year Ended December 31, 2004	For The Period Ended December 31, 2003 *
Net investment income (loss)	$ (1,136)	$ 24
Net realized capital gains	37,526	2,037
Net change in unrealized appreciation on investments	18,100	1,960

Net Increase In Net Assets Resulting From Operations	54,490	4,021

From Capital Share Transactions
Proceeds from shares sold	225,500	-
Proceeds from shares issued in reinvestment of dividends	28,882	2,047
Payments for shares redeemed	(1,005)	-
Net Increase In Net Assets From Capital Share Transactions	253,377	2,047

Distributions To Shareholders	(36,399)	(3,530)

Tax Return of Capital To Shareholders	(2,908)	-

Total Increase	268,560	2,538

Net Assets
Beginning of Period	107,434	104,896
End of Period	$ 375,993	$ 107,434

Capital Share Activity
Sold	18,794	-
Reinvested dividend	2,405	194
Redeemed	(85)	-
Net Change In Shares Outstanding	21,114	194
Shares Outstanding At Beginning of Period	10,194	10,000
Shares Outstanding At End of Period	31,308	10,194

* For the period from November 21, 2003 (effective registration date) to December 31, 2003

See accompanying notes to the financial statements.

PENNSYLVANIA AVENUE EVENT-DRIVEN FUND,
A SERIES OF THE PENNSYLVANIA AVENUE FUNDS
Financial Highlights
For a share of beneficial interest outstanding throughout the period

Per Share Data	Year Ended December 31, 2004	Period Ended December 31, 2003 *
Net Asset Value At Beginning of Period	$ 10.54	$ 10.49

Income from Investment Operations
Net Investment Income	(0.04)	-
Net realized and Unrealized Gains on Investments	2.87	0.40
Total Income From Investment Operations	2.83	0.40

Less Distributions	$ (1.26)	$ (0.35)

Tax return of capital	(0.10)	-

Total Net Asset Value At End of Period	$ 12.01	$ 10.54

Total Return (not annualized)	26.85%	3.84%

Ratios and Supplemental Data:
Net assets at end of Period	$ 375,993	$ 107,434
Expense ratio, after reimbursement (annualized)	1.50%	1.50%
Expense ratio, before reimbursement (annualized)	9.08%	7.55%
Ratio of net investment income (loss) to average net assets	(0.55%)	0.21%
Portfolio turnover rate (annualized)	177.06%	31.51%

* For the period from November 21, 2003 (effective registration date) to December 31, 2003

See accompanying notes to the financial statements.

PENNSYLVANIA AVENUE EVENT-DRIVEN FUND,
A SERIES OF THE PENNSYLVANIA AVENUE FUNDS
Notes to Financial Statements
December 31, 2004

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

          Organization: Pennsylvania Avenue Event-Driven Fund, a Series of The Pennsylvania Avenue Funds (the "Fund") is a non-diversified regulated investment company and was organized as a Delaware business trust on September 19, 2002.  The Pennsylvania Avenue Funds ("The Trust") is permitted to offer separate portfolios and different classes of shares. The Trust currently offers two classes of shares. The Trust is authorized to issue an unlimited number of shares of beneficial interest.  The Fund's investment objective is to seek capital growth by engaging in investment strategies related to corporate events, such as mergers, reorganizations, bankruptcies or proxy fights. It intends to invest in securities of companies of any size and uses derivatives both as a substitute for investing in underlying securities, as well as for hedging purposes. The investment strategies employed by the Fund contain a higher degree of risk than a balanced investment program and this may not be appropriate for investors who are risk averse. From inception through December 31, 2004, only Investor Class Shares have been offered. No transactions in Adviser Class Shares have occurred, and no assets or liabilities are allocable to Adviser Class Shares.

          Security Valuations:  Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over the counter market are generally valued by the pricing service at its last bid price except for short positions, for which the last quoted price is used. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees. The Board has adopted guidelines for the good faith pricing, and has delegated the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

          Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilized electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when the prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

PENNSYLVANIA AVENUE EVENT-DRIVEN FUND,
A SERIES OF THE PENNSYLVANIA AVENUE FUNDS
Notes to Financial Statements (continued)
December 31, 2004

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

          Short Sales: The Fund may sell a security it does not own in anticipation of a decline in fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon the termination of a short sale.

          Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distributions to Shareholders:  The Fund also intends to distribute in the future substantially all of its net realized capital gains and net investment income, if any, at year-end.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Use of Estimates:  The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the        date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from these estimates.

2. INVESTMENT ADVISORY AND TRANSFER AGENT AGREEMENT

          The Fund has an agreement with Pennsylvania Avenue Advisers LLC ("the Advisor"), with whom certain officers and trustees of the Fund are affiliated, to furnish investment advisory services to the Fund.  The Advisor will also serve as transfer agent to the Fund.  Under the terms of the advisory agreement, the Fund will pay the Advisor a monthly fee based on the Fund's average daily net assets at the annual rate of 1.00% of the Fund's first $10,000,000 of net assets and 0.90% of the net assets exceeding $10,000,000. A total fee of $2,084 accrued to the Advisor during the year ended December 31, 2004. The Advisor waived its fee for the year ended December 31,2004.

          Under the terms of the agreement if the aggregate expenses of the Fund are equal to or greater than 1.50% and 1.75% of the Fund's net assets for the Investor Class and the Adviser Class, respectively, the Adviser will reimburse the Fund for these expenses. In addition to waving its fee of $2,084, the Advisor reimbursed the Fund and paid expenses on behalf of the Fund totaling $14,057 for a total reimbursement of $16,141.

PENNSYLVANIA AVENUE EVENT-DRIVEN FUND,
A SERIES OF THE PENNSYLVANIA AVENUE FUNDS
Notes to Financial Statements (continued)
December 31, 2004

2. INVESTMENT ADVISORY AND TRANSFER AGENT AGREEMENT (continued)

          The Advisor also receives compensation of a monthly fee based on the Fund's average daily net assets at the annual rate of 0.10% of the Fund's assets exceeding $5,000,000 for its services as transfer agent for the Fund. No payments were made or accrued under the transfer agent agreement. The Advisor does not receive compensation for its services as the Fund's administrator.

          The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1. Under the Investor Class Plan, up to 0.25% of average daily net assets attributable to Investor Class Shares can be used to pay for distribution expenses. Under this plan, $46 were paid or accrued during the year. No expenses related to the Adviser Class plan of distribution, which permits the use of up to 0.50% of average daily net assets attributable to Adviser Class Shares, accrued during the year as no assets were allocated to that class.

3. INVESTMENTS

  For the year ended December 31, 2004, purchases and sales, including proceeds from mergers and tender offers, of investment securities other than short-term investments aggregated $461,483 and $309,947, respectively. On December 31, 2004, the gross unrealized appreciation of all securities totaled $32,663, and the gross unrealized depreciation of all securities totaled $9,185, for a net unrealized appreciation of $23,478. The aggregate cost of securities for federal income tax purposes at December 31, 2004 was $361,624, including short-term investments.

4. FEDERAL INCOME TAXES

  Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

                        Undistributed ordinary income                            $ -

                        Undistributed long-term capital gain                    $ -

                        Unrealized appreciation                                     $ 23,478

  The tax character of distributions paid during the year ended December 31, 2004 and for the period from November 21, 2003 (effective registration date) to December 31, 2003:

                         2004           2003

Ordinary income          $36,399      $ 3,530

Long-term capital gain     -               -

Tax return of capital      2,909           -

                        The Fund included in dividend income for federal income tax purposes and for book purposes a deferred cash payment resulting from a merger of one the portfolio holdings in the amount of $6,000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

 of the Pennsylvania Avenue Event-Driven Fund,

 a Series of The Pennsylvania Avenue Funds

            We have audited the accompanying statement of assets and liabilities of the Pennsylvania Avenue Event-Driven Fund, a Series of The Pennsylvania Avenue Funds (the "Fund") including the schedule of investments, as of December 31, 2004 and the related statements of operations, changes in net assets and the financial highlights for the year than ended and also the changes in net assets and financial highlights for the period from November 21, 2003 (effective registration date) to December 31, 2003.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

            We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2004, verified by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

            In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Pennsylvania Avenue Event-Driven Fund, a Series of The Pennsylvania Avenue Funds as of December 31, 2004, the results of its operations, the changes in its net assets and the financial highlights, for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania
February 14, 2005	Certified Public Accountants

PENNSYLVANIA AVENUE EVENT-DRIVEN FUND,
A SERIES OF THE PENNSYLVANIA AVENUE FUNDS
EXAMPLE

We believe that it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

The table on the next page illustrates the Fund's costs in two ways:

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If you invest directly in the Fund through an IRA account, the Fund's IRA custodian charges an annual fee of $45. This fee is not reflected in the table below. Therefore, your expenses would increase by this amount, and your ending account value would decrease by the same amount. You should check with your tax adviser if you can deduct this fee from your taxable income.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If you invest directly in the Fund through an IRA account, the Fund's IRA custodian charges an annual fee of $45. This fee is not reflected in the table below. The effect of this additional fee would increase your expenses by this amount, and your ending account value would decrease by the same amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PENNSYLVANIA AVENUE EVENT-DRIVEN FUND,
A SERIES OF THE PENNSYLVANIA AVENUE FUNDS
EXAMPLE (Continued)

Pennsylvania Avenue Event-Driven Fund, Investor Class Shares

	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Expenses Paid During Period * July 1, 2004 to December 31, 2004
Actual	$1,000.00	$1,147.64	$8.10
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.61

* Expenses are equal to the Fund's Investor Class annualized expense ratio of 1.50% (after expense reimbursement), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Pennsylvania Avenue Event-Driven Fund, Adviser Class Shares

	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Expenses Paid During Period * July 1, 2004 to December 31, 2004
Actual	$1,000.00	$1,145.14	$9.44
Hypothetical (5% return before expenses)	$1,000.00	$1,016.85	$8.87

* Expenses are equal to the Fund's annualized Adviser Class expense ratio of 1.75% (after expense reimbursement), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Availability of Quarterly Filings of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free 1 (888) 642-6393; (ii) on the Fund's website at http://www.PennAveFunds.com; and (iii) on the Commission's website at http://www.sec.gov.

Availability of Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling toll-free 1 (888) 642-6393; or on or through the Fund's website at http://www.PennAveFunds.com; and (ii) on the Commission's website at http://www.sec.gov.

PENNSYLVANIA AVENUE EVENT-DRIVEN FUND,
A SERIES OF THE PENNSYLVANIA FUNDS
Board of Trustees and Officers (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees.  Information pertaining to the Trustees of the Fund is set forth below.  The SAI includes additional information about the Fund's Trustees, and is available without charge, by calling 1-888-642-6393.  Each Trustee may be contacted by writing to the trustee c/o Pennsylvania Avenue Funds, P.O. Box 9543, Washington, DC 20016.

Trustees receive $99 for each board meeting attended. Each trustee was paid $297 during the year, with the exception of Thomas Kirchner, who received no compensation as he is an interested person.

Name and Address	Position	Since	Principal Occupation During The Past Five Years	Other Directorships Held By Trustee
Thomas Kirchner, CFA* 4201 Massachusetts Avenue NW Washington, DC 20016 Age: 36	President	2002	Financial Engineer, Fannie Mae (1999 - 2004); Bond Trader and Financial Engineer, Banque Nationale de Paris S.A.(1996-1999).	INverso Corp. FalconTarget Inc.
Richard Holly 3601 Connecticut Avenue NW Washington, DC 20008 Age: 39	Trustee	2003	Senior Financial Analyst, Lafarge North America (since 2003); Consultant, Accountemps (2002 - 2003); Senior Financial Analyst, Engelhard-Clal (1998-2002).	None
Gale Witoonchatree 4977 Battery Lane Bethesda, MD 20814 Age: 32	Trustee	2002	Associate, KPMG LLP (2004-present);Financial Engineer, Fannie Mae (2000-2004); GSUSE LLC, Analyst (1998-2000);	None

*Thomas Kirchner, as an affiliated person of Pennsylvania Avenue Advisers LLC, the Fund's investment adviser, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

The board of trustees renewed the investment advisory agreement with Pennsylvania Avenue Advisers LLC for another year. In reaching its decision the board considered several factors, including the past performance of the investment manager since inception of the Fund, the likelihood of finding another investment manager willing to reimburse the Fund for its expenses, and management fees paid by other funds with similar investment objectives.

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics pursuant to the requirements of Sections 406 and 407 of the Sarbanes-Oxley Act of 2002 that covered the President throughout the period of this report. This Code of Ethics has been filed with the Commission previously. A copy of this Code of Ethics may be obtained from the Fund upon request without charge. During the year, no changes were made to the Code of Ethics.

Item 3. Audit Committee Financial Expert.

 The Fund is small and was incepted only recently. The current principal executive officer has prepared all financial documents issued by the Fund. The current Fund auditor is Michael Baranowsky of Sanville & Company, whose reports and communications indicate total satisfaction with the reports he has received. This is believed to be sufficient rational to preclude the need for an Audit Committee or an Audit Committee Financial Expert to monitor future Fund finances. Should the Fund exceed 10 million in total assets the need for an Audit Committee and an Audit Committee Financial Expert will be reassessed.

Item 4. Principal Accountant Fees and Services.

Audit Fees
All audit fees were borne by the Adviser prior to the Fund's effectiveness. In 2004, the Fund's auditors billed $5,259, which was paid by the Fund's Adviser on behalf of the Fund.

Audit-Related Fees
None.

Tax Fees
None.

All Other Fees
None.

Item 5.  Audit Committee of Listed Registrant

Not applicable.

Item 6. Schedule of Investments

A schedule of investments is included in the annual report filed herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) Thomas Kirchner is the president and portfolio manager of the Fund. He handles all financial matters of the Fund and has provided excellent internal control procedures to produce accuracy and safety in all financial matters involving Fund operations. He is also managing member and owner of the Investment Adviser, Pennsylvania Avenue Advisers LLC, that provides the functions of Transfer Agent and Administrator currently "pro bono" to the Fund. All securities are held by the Fund's custodian. Auditors have reviewed the Internal Control exercised by the Fund and found it to be satisfactory.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

(a) The certification pursuant to section 906 is attached as an exhibit hereto.

(b) A notice sent to shareholders describing the nature of the Fund's dividend is attached as an exhibit.

CERTIFICATIONS

I, Thomas Kirchner, certify that:

1. I have reviewed this report on Form N-CSRS of The Pennsylvania Avenue Funds;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

c) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:  March 1, 2005

/s/Thomas Kirchner

Thomas Kirchner

President

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Pennsylvania Avenue Funds
By (Signature and Title)*	/s/ Thomas Kirchner	Thomas Kirchner, President

Date	March 1, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Thomas Kirchner	Thomas Kirchner, President

Date	March 1, 2005

* Print the name and title of each signing officer under his or her signature.